UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 22, 2021

WORLD ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	000-19599	57-0425114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 S. Main Street, Greenville, South Carolina	29601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(864) 298-9800

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	WRLD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by World Acceptance Corporation (the “Company”) to amend its Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on January 22, 2021 (the "Original Filing"), solely to correct information reported in the press release furnished as Exhibit 99.1 with the Original Filing (the “Earnings Release”). The Earnings Release reported incorrect amounts for free cash flow and increase in loans receivable, net. In fact, the Company had free cash flow of $159,681,394, $28,728,086 more than originally reported.  A corrected version of the Earnings Release is included herewith as Exhibit 99.1 and is being posted on the Company’s website.  This 8-K/A furnishes the entire revised Exhibit 99.1 to reflect the correct amounts. This Amendment does not otherwise amend, update, or change any other disclosure contained in the Original Filing.

Item 2.02 Results of Operations and Financial Condition

Item 7.01 Regulation FD Disclosure

On January 22, 2021, World Acceptance Corporation ("WRLD") issued an Earnings Release announcing financial information for its third quarter ended December 31, 2020.  The corrected version of the Earnings Release is attached as Exhibit 99.1 to this Amendment and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K (including the explanatory note and exhibits hereto) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	Exhibit Number	Description of Exhibit
	99.1	Corrected Press release dated January 28, 2021
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ACCEPTANCE CORPORATION
(Registrant)

Date: January 28, 2021
	By:	/s/ John Calmes, Jr.
John Calmes, Jr.
Chief Financial and Strategy Officer